EXHIBIT 10(4)



                    FIRST AMENDMENT TO MASTER COLLATERAL AGREEMENT
                    ----------------------------------------------


                       FIRST  AMENDMENT TO  MASTER  COLLATERAL AGREEMENT
             (this "Amendment"), dated as of June 30, 1995, among THE PROMUS COMPANIES INCORPORATED (which will be renamed "Harrah's Entertainment, Inc.") ("Parent"), EMBASSY SUITES, INC. (which will be renamed "Harrah's Operating Company, Inc.") (the "Company"), the other parties listed on the signature pages hereof under the caption "Collateral Grantors," BANKERS TRUST COMPANY, as Administrative Agent for the Banks party to the Credit Agreements referred to below, and BANKERS TRUST COMPANY, as Collateral Agent (the "Collateral Agent") for the benefit of the Secured Parties under the Master Collateral Agreement referred to below. Except as otherwise defined herein, capitalized terms used herein and defined in the Master Collateral Agreement shall be used herein as so defined.


                                W I T N E S S E T H :
                                - - - - - - - - - -


                       WHEREAS, Parent,  the  Company,  each  Subsidiary
             Borrower thereunder, the financial institutions (the "5-Year Banks") from time to time party thereto, Bankers Trust Company, The Bank of New York, CIBC Inc., Credit Lyonnais, Atlanta Agency, First Interstate Bank of California, The Long-Term Credit Bank of Japan, Limited, New York Branch, NationsBank of Georgia, N.A., Societe Generale and The Sumitomo Bank, Limited, New York Branch, as Agents, and Bankers Trust Company, as Administrative Agent (together with any successor administrative agent, the "5-Year Administrative Agent"), have entered into a Credit Agreement, dated as of July 22, 1993 and amended and restated as of June 9, 1995, providing for the making of loans and the issuance of, and participation in, letters of credit as contemplated therein (as amended, modified, supplemented, extended, renewed, refinanced or replaced from time to time, the "5-Year Credit Agreement");

                       WHEREAS, Parent,  the  Company,  each  Subsidiary
             Borrower thereunder, the financial institutions (the "364-Day Banks," and together with the 5-Year Banks, the







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             "Banks") from  time to  time party  thereto, Bankers  Trust
             Company, The Bank of New York, CIBC Inc., Credit Lyonnais, Atlanta Agency, First Interstate Bank of California, The Long-Term Credit Bank of Japan, Limited, New York Branch, NationsBank of Georgia, N.A., Societe Generale and The Sumitomo Bank, Limited, New York Branch, as Agents, and Bankers Trust Company, as Administrative Agent (together with any successor administrative agent, the "364-Day
             Administrative  Agent,"   and  together  with   the  5-Year
             Administrative Agent, the "Administrative Agents"), have entered into a Credit Agreement, dated as of June 9, 1995, providing for the making of loans as contemplated therein (as amended, modified, supplemented, extended, renewed, refinanced or replaced from time to time, the "364-Day Credit Agreement," and together with the 5-Year Credit Agreement, the "Credit Agreements");

                       WHEREAS, in connection with the initial execution
             of the 5-Year Credit Agreement, Parent, the Company, the other Collateral Grantors, the 5-Year Administrative Agent and the Collateral Agent entered into the Master Collateral Agreement, dated as of July 22, 1993 (as amended, modified or supplemented from time to time, the "Master Collateral Agreement");

                       WHEREAS,  the parties  hereto wish  to amend  the
             Master Collateral Agreement to provide that the 364-Day Banks and the 364-Day Administrative Agent are secured on a pari passu basis with the 5-Year Banks, the 5-Year
             ----  -----
             Administrative Agent and the Secured Interest Rate Protection Creditors;

                       WHEREAS,  it  is  a condition  precedent  to  the
             extensions of credit under the Credit Agreements that the Collateral Grantors shall have executed and delivered this Amendment to the Collateral Agent; and

                       WHEREAS,  the parties  hereto wish  to  amend the
             Master Collateral Agreement as herein provided;

                       NOW, THEREFORE, it is agreed:

                       1. The introductory paragraph of the Master Collateral Agreement is hereby amended by deleting the words "(the "Administrative Agent") for the Banks party to the Credit Agreement" appearing therein and inserting the










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             words  "for the  Banks party to  the Credit  Agreements" in lieu thereof.

                       2. The first recital of the Master Collateral Agreement is hereby deleted in its entirety and the following two new recitals are inserted in lieu thereof:

                       "WHEREAS,  Parent, the  Company,  each Subsidiary
                  Borrower thereunder, the financial institutions (the "5-Year Banks") from time to time party thereto,
                  Bankers Trust Company, The Bank of New York, CIBC Inc., Credit Lyonnais, Atlanta Agency, First Interstate Bank of California, The Long-Term Credit Bank of Japan, Limited, New York Branch, NationsBank of Georgia, N.A., Societe Generale and The Sumitomo Bank, Limited, New York Branch, as Agents, and Bankers Trust Company, as Administrative Agent (together with any successor administrative agent, the "5-Year Administrative Agent"), have entered into a Credit Agreement, dated as of July 22, 1993 and amended and restated as of June 9, 1995, providing for the making of loans and the issuance of, and participation in, letters of credit as contemplated therein (as amended, modified, supplemented, extended, renewed, refinanced or replaced from time to time, the "5-Year Credit Agreement");

                       WHEREAS, Parent,  the  Company,  each  Subsidiary
                  Borrower thereunder, the financial institutions (the "364-Day Banks," and together with the 5-Year Banks, the "Banks"), Bankers Trust Company, The Bank of New York, CIBC Inc., Credit Lyonnais, Atlanta Agency, First Interstate Bank of California, The Long-Term Credit Bank of Japan, Limited, New York Branch, NationsBank of Georgia, N.A., Societe Generale and The Sumitomo Bank, Limited, New York Branch, as Agents, and Bankers Trust Company, as Administrative Agent (together with any successor administrative agent, the "364-Day Administrative Agent," and together with the 5-Year Administrative Agent, the "Administrative Agents"), have entered into a Credit Agreement, dated as of June 9, 1995, providing for the making of loans as contemplated therein (as amended, modified, supplemented, extended, renewed, refinanced or replaced from time to time, the "364-Day Agreement," and together with the 5-Year Credit Agreement, the "Credit Agreements");".



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                       3.   The fourth and sixth recitals (in each case,
             before giving effect to this Amendment) of the Master Collateral Agreement are hereby amended by deleting the words "Credit Agreement" appearing therein and inserting the words "Credit Agreements" in lieu thereof.

                       4. Section 1.01(a) of the Master Collateral Agreement is hereby amended by deleting the words "Credit Agreement" appearing therein and inserting the words "5-Year Credit Agreement or 364-Day Credit Agreement, as the case may be," in lieu thereof.

                       5. The definition of "Administrative Agent" appearing in Section 1.01(b) of the Master Collateral
             Agreement is hereby deleted in its entirety and the following new definition is inserted in lieu thereof:

                       "Administrative  Agents" shall  have  the meaning
                  provided in the second recital of this Agreement.

                       6.   The   definition  of  "Banks"  appearing  in
             Section 1.01(b) of the Master Collateral Agreement is hereby amended by deleting the word "first" appearing therein and inserting the word "second" in lieu thereof.

                       7. The definition of "Credit Agreement Obligations" appearing in Section 1.01(b) of the Master Collateral Agreement is hereby amended by deleting the word "the" appearing immediately before the words "Administrative Agent" appearing therein and inserting the word "any" in lieu thereof.

                       8.   The      definition       of      "Estimated
             Collateralization Amount" appearing in Section 1.01(b) of the Master Collateral Agreement is hereby amended by inserting the word "respective" immediately before the words "Administrative Agent" appearing therein.

                       9.   The   definition  of   "Event   of  Default"
             appearing  in  Section  1.01(b)  of the  Master  Collateral
             Agreement is hereby amended by deleting the words "the Credit Agreement" appearing therein and inserting the words "the 5-Year Credit Agreement or the 364-Day Credit Agreement, as the case may be," in lieu thereof.




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                       10.  The definition of "Notice  Event of Default"
             appearing  in  Section  1.01(b)  of  the  Master Collateral
             Agreement is hereby deleted in its entirety and the following new definition of "Notice Event of Default" is inserted in lieu thereof:

                       "Notice  Event of Default"  shall mean  a written
                  notice to the Collateral Agent from or on behalf of the Required Secured Parties, provided, that, in the case of an Event of Default under Section 10.01 of the 5-Year Credit Agreement or Section 9.01 of the 364-Day Credit Agreement, such notice may be given by the respective Administrative Agent, stating that an Event of Default (or an Event of Default under Section 10.01 of the 5-Year Credit Agreement or Section 9.01 of the 364-Day Credit Agreement, as the case may be) has occurred and is continuing, which notice may be oral if immediately confirmed in writing, including facsimile or telex, provided that the lack of such an immediate confirmation shall not affect the conclusiveness and binding effect of such notice."

                       11. The definition of "Required Secured Parties" appearing in Section 1.01(b) of the Master Collateral
             Agreement is hereby deleted in its entirety and the following new definition of "Required Secured Parties" is inserted in lieu thereof:

                            "Required Secured Parties" shall mean (i) so
                  long as any Credit Agreement Obligations remain outstanding, Banks the sum of whose Revolving Loan Commitments under the Credit Agreements (or after the termination of such Revolving Loan Commitments, outstanding Revolving Loans and Competitive Bid Loans and Percentage of outstanding Swingline Loans and Letter of Credit Outstandings) represent an amount greater than fifty percent of the sum of the Total Revolving Loan Commitments under the Credit Agreements (or after the termination of the Total Revolving Loan Commitments, the sum of the then total outstanding Revolving Loans and Competitive Bid Loans and the aggregate Percentages of the total outstanding Swingline Loans and Letter of Credit Outstandings at such time) or (ii) if no Credit Agreement Obligations remain outstanding, the holders of a majority of the



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                  outstanding principal amount  of the Secured  Interest
                  Rate Protection Obligations."

                       12.  The   definition   of   "Secured  Documents"
             appearing in Section 1.01(b) of the Master Collateral Agreement is hereby amended by (i) deleting the word "the" appearing immediately before the words "Credit Agreement" appearing therein and inserting the word "each" in lieu thereof and (ii) deleting the words "the 9% Notes
             Reimbursement Agreement, the 9% Reimbursement Agreement Note," appearing therein.

                       13. The definition of "Secured Interest Rate Protection Creditors" appearing in Section 1.01(b) of the Master Collateral Agreement is hereby amended by inserting the word "respective" immediately before the words "Credit Agreement" appearing in clause (iii) thereof.

                       14. The definition of "Secured Parties" appearing in Section 1.01(b) of the Master Collateral Agreement is hereby amended by deleting the words "Administrative Agent" appearing therein and inserting the words "Administrative Agents" in lieu thereof.

                       15. Section 1.01(b) of the Master Collateral Agreement is hereby further amended by inserting in the
             appropriate    alphabetical   order   the   following   new
             definitions:

                       "Credit  Agreements"   shall  have  the   meaning
                  provided in the second recital of this Agreement.

                       "5-Year  Administrative  Agent"  shall  have  the
                  meaning  provided  in  the   first  recital  of   this
                  Agreement.

                       "5-Year Banks" shall have the meaning provided in
                  the first recital of this Agreement.

                       "5-Year Credit Agreement" shall  have the meaning
                  provided in the first recital of this Agreement.

                       "Required 5-Year Banks"  shall mean the "Required
                  Banks" under,  and as  defined in,  the 5-Year  Credit
                  Agreement.



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                                                                  Page 7



                       "Required 364-Day Banks" shall mean the "Required
                  Banks" under, and  as defined  in, the 364-Day  Credit
                  Agreement.

                       "364-Day Administrative  Agent"  shall  have  the
                  meaning  provided   in  the  second  recital  of  this
                  Agreement.

                       "364-Day Banks"  shall have the  meaning provided
                  in the second recital of this Agreement.

                       "364-Day Credit Agreement" shall have the meaning
                  provided in the second recital of this Agreement.

                       16.  Section  3.01   of  the  Master   Collateral
             Agreement is hereby amended by (i) deleting the comma appearing immediately after the words "Required Secured Parties" appearing in the first sentence thereof, (ii) deleting the proviso appearing in the first sentence thereof in its entirety and inserting the following new proviso in lieu thereof:

                  "(provided that,  in the case  of an Event  of Default
                    --------
                  under Section 10.01 of the  5-Year Credit Agreement or
                  Section 9.01 of the 364-Day Credit Agreement, such notice may be given by the respective Administrative Agent)."

             and (iii) deleting the second parenthetical appearing in the second sentence thereof in its entirety and inserting the following new parenthetical in lieu thereof:

                  "(provided  that, in the  case of an  Event of Default
                    --------
                  under Section 10.01 of the  5-Year Credit Agreement or
                  Section 9.01 of the 364-Day Credit Agreement, the respective Administrative Agent may instruct the Collateral Agent to instruct the Beneficiary or Mortgagee under the respective Mortgages to record, file and mail a notice of breach and election to sell)".

                       17.  Section  3.08   of  the  Master   Collateral
             Agreement is hereby deleted in its entirety and the following new Section 3.08 is inserted in lieu thereof:










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                       "SECTION   3.08.      Absolute   Rights  of   the
                                             ---------------------------
                  Administrative  Agents   and  the  Collateral   Agent.
                  -----------------------------------------------------
                  Notwithstanding any other provision of this Agreement or any other Collateral Document, but subject to mandatory provisions of applicable law (including, without limitation, applicable Gaming Regulations and Bankruptcy Laws), the following rights of the Admin-istrative Agents and the Collateral Agent, as the case may be, each of which is absolute and unconditional, shall not be impaired or adversely affected without the written consent of the Administrative Agents or the Collateral Agent, as the case may be: (i) the right of each Administrative Agent on behalf of the
                  respective  Banks   to  receive  payments   under  the
                  respective Credit Agreement, (ii) the right of the Administrative Agents or the Collateral Agent, as the case may be (acting at the direction of the Required Secured Parties) on behalf of the Secured Parties to seek, in any Proceeding in which Parent, the Company or any of the other Collateral Grantors is a debtor, adequate protection of its interest and the interests of the Secured Parties under the Secured Documents and in the Collateral, (iii) the right of the respective Administrative Agent (acting at the direction of the Required 5-year Banks or Required 364-Day Banks, as the case may be) on behalf of the Secured Parties to institute suit for the enforcement of its rights and the rights of the respective Banks under the Secured
                  Documents,  or  (iv)  the   right  of  the  respective
                  Administrative Agent or the Collateral Agent, as the case may be (acting at the direction of the Required Secured Parties) on behalf of the respective Banks otherwise to assert its position and views or those of the Secured Parties or to act (including making and voting claims) as a secured creditor in any Proceeding in which Parent, the Company or any of the other Collateral Grantors is a debtor."

                       18. Section 4.01 of the Master Collateral Agreement is hereby amended by deleting the second sentence thereof in its entirety and inserting the following second sentence in lieu thereof:

                  "Each such Collateral Account and Restoration Account shall be established and maintained by the Collateral Agent at an office of the Collateral Agent or an


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                                                                  Page 9


                  Administrative Agent, or at an office of such other bank or trust company as the Required Secured Parties shall designate in writing to the Collateral Agent and each such Collateral Account and Restoration Account shall have noted thereon the lien and security interest therein in favor of the Collateral Agent for the benefit of the Secured Parties."

                       19.  Section  4.03   of  the  Master   Collateral
             Agreement is hereby amended by deleting the words "Administrative Agent" each place such words appear therein and inserting the words "Administrative Agents" in lieu thereof in each such place.

                       20. Section 4.04(a) of the Master Collateral Agreement is hereby amended by deleting the words "Credit Agreement" appearing therein and inserting the words "Credit Agreements" in lieu thereof.

                       21. Section 4.04(b) of the Master Collateral Agreement is hereby amended by inserting the word "respective" immediately before the words "Administrative Agent" appearing therein.

                       22.  Section  4.05   of  the  Master   Collateral
             Agreement is hereby amended by (i) deleting clause (i) thereof in its entirety and inserting the following new clause (i) in lieu thereof:

                       "(i)  the  respective Administrative Agent  as to
                  the  amounts  payable   under  the  respective  Credit
                  Agreement, and";

             and (ii) deleting the word "the" appearing immediately before the words "Administrative Agent" appearing in the second sentence thereof and inserting the word "any" in lieu thereof.

                       23. Section 5.02 of the Master Collateral Agreement is hereby amended by deleting the words "Credit Agreement" appearing therein and inserting the words "Credit Agreements" in lieu thereof.

                       24.  Section  5.07   of  the  Master   Collateral
             Agreement  is  hereby amended  by  deleting the  words "and




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             Section  8.03(b) of the Credit Agreement" appearing therein inserting the following words in lieu thereof:

                  ", Section 8.03(b) of the  5-Year Credit Agreement and
                  Section 7.03(b) of the 364-Day Credit Agreement."

                       25. Section 6.01(a) of the Master Collateral Agreement is hereby amended by deleting the words "Administrative Agent" appearing therein and inserting the words "Administrative Agents" in lieu thereof.

                       26.  Section 6.01(b)  of  the  Master  Collateral
             Agreement is hereby amended by deleting the word "the" appearing immediately before the words "Credit Agreement" appearing therein and inserting the word "any" in lieu thereof.

                       27.  Section 6.01(f)  of  the  Master  Collateral
             Agreement is hereby amended by deleting the word "the" appearing immediately before the words "Administrative Agent" each place such words appear therein and inserting the word "any" in lieu thereof in each such place.

                       28.  Section 6.03(c)  of  the  Master  Collateral
             Agreement is hereby amended by deleting the word "the" appearing immediately before the words "Administrative Agent" appearing therein and inserting the word "any" in lieu thereof.

                       29. Sections 6.04(a) and (b) of the Master Collateral Agreement are hereby amended by deleting the word "the" appearing before the words "Administrative Agent" appearing therein and inserting the word "each" in lieu thereof.

                       30. Sections 6.06(a) and (b) of the Master Collateral Agreement are hereby amended by deleting the words "Administrative Agent" appearing therein and inserting the words "Administrative Agents" in lieu thereof.

                       31. Sections 6.08(a), (b) and (c) of the Master Collateral Agreement are hereby amended by deleting the words "Administrative Agent" each place such words appear therein and inserting the words "Administrative Agents" in lieu thereof in each such place.


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                       32.  Section  6.09   of  the  Master   Collateral
             Agreement   is  hereby  amended   by  inserting   the  word
             "respective"   immediately   before   the   words   "Credit
             Agreement" appearing therein.

                       33. Section 7.01 of the Master Collateral Agreement is hereby amended by deleting the last sentence thereof in its entirety and inserting the following new sentence in lieu thereof:

             "Notwithstanding anything to the contrary contained herein, all or substantially all of the Collateral may be otherwise released from the Liens created by the Collateral Documents at the direction of (acting collectively) (i) all of the 5-Year Banks (or the Required 5-Year Banks to the extent permitted under Section 13.12(a) of the 5-Year Credit Agreement) and (ii) all of the 364-Day Banks (or the Required 364-Day Banks to the extent permitted under
             Section 12.12(a) of the 364-Day Credit Agreement)."

                       34.  Section 7.02(a)  of  the  Master  Collateral
             Agreement is hereby deleted in its entirety and the following new Section 7.02(a) is inserted in lieu thereof:

                       "SECTION  7.02.   Conditions to  Partial Release.
                                         ------------------------------
                  (a)  Subject  to the conditions  in Sections 7.03  and
                  7.04 hereof, the respective Collateral shall be released from the Lien created by the applicable
                  Collateral Documents in connection with a sale or other disposition permitted by Section 9.02 of the 5-Year Credit Agreement and Section 8.02 of the 364-Day Credit Agreement or in connection with an Existing Casino Non-Recourse Financing permitted by Section 9.04(ix) of the 5-Year Credit Agreement and Section 8.04(ix) of the 364-Day Credit Agreement so long as in each such case the proceeds of such sale or Existing Casino Non-Recourse Financing are applied in accordance with, and to the extent required by, the provisions of Section 4.02 of the 5-Year Credit
                  Agreement and Section 3.02 of the 364-Day Credit Agreement as a result of any corresponding reduction to the Total 5-Year Revolving Loan Commitment pursuant to Section 3.03(d) or (e) of the 5-Year Credit Agreement or the Total 364-Day Revolving Loan Commitment pursuant to Section 3.03(b) or (c) of the 364-Day Credit Agreement, as the case may be, in connection with any such sale or financing. Pledged



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                                                                  Page 12



                  Securities shall also be released from the Lien created under the Company/Sub Pledge Agreement to the extent such Pledged Securities no longer constitute Required Collateral and the Partnership Interests shall be released from the Lien created under the Assignment of Partnership Interests Agreement upon the merger of Harrah's New Jersey with and into Harrah's Atlantic City pursuant to Section 9.02(a)(B) of the 5-Year Credit Agreement and Section 8.02(a)(B) of the 364-Day Credit Agreement."

                       35.  Section 7.02(c)  of  the  Master  Collateral
             Agreement is hereby deleted in its entirety and the following new Section 7.02(c) is inserted in lieu thereof:

                       "(c)  Any cash or cash equivalents required to be
                  delivered to the respective Administrative Agent pursuant to Section 4.02(a) of the 5-Year Credit Agreement or Section 3.02(a) of the 364-Day Credit Agreement may be released by such Administrative Agent in accordance with the terms of such Section 4.02(a) or Section 3.02(a)."

                       36. Section 7.03(d) of the Master Collateral Agreement is hereby amended by deleting the words "Administrative Agent" each place such words appear therein and inserting the words "Administrative Agents" in lieu thereof in each such place.

                       37. Sections 7.04(a) and (b) of the Master Collateral Agreement are hereby amended by deleting the words "Administrative Agent" appearing therein and inserting the words "Administrative Agents" in lieu thereof.

                       38.  Section  7.06   of  the  Master   Collateral
             Agreement is hereby amended by deleting the words "Administrative Agent" appearing therein and inserting the words "Administrative Agents" in lieu thereof.

                       39. Section 8.01 of the Master Collateral Agreement is hereby amended by deleting the second sentence thereof in its entirety and inserting the following new second sentence in lieu thereof:

                  "For the purpose of this Agreement, the term "Class" shall mean each class of Secured Parties, i.e.,
                                                                   ----
                  whether (x) the 5-Year Banks as holders of the Credit Agreement Obligations under, or in respect of, the 5-Year Credit Agreement, (y) the 364-Day Banks as holders of the Credit Agreement Obligations under, or in respect of, the 364-Day Credit Agreement or (z) the Secured Interest Rate Protection Creditors as the holders of the Secured Interest Rate Protection Obligations; and the term "Requisite Secured Parties" of any Class shall mean each of (x) the Required 5-year Banks with respect to the Credit Agreement Obligations under, or in respect of, the 5-Year Credit Agreement, (y) the Required 364-Day Banks with respect to the Credit Agreement Obligations under, or in respect of, the 364-Day Agreement and (z) the holders of a majority of all obligations outstanding from time to time under the Secured Interest Rate Protection Agreements or Other Hedging Agreements with respect to the Secured Interest Rate Protection Obligations."

                       40. Section 8.02(i) of the Credit Agreement is hereby amended by (i) deleting the word "the" appearing immediately before the words "Administrative Agent" appearing therein and inserting the word "either" in lieu thereof and (ii) deleting the name "Christopher Stadler" appearing therein and inserting the name "Mary Kay Coyle" in lieu thereof.

                       41.  Each   of  the  Collateral  Grantors  hereby
             reaffirms its respective obligations under the Master Collateral Agreement.

                       42. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Master Collateral Agreement.

                       43. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Credit Parties, the Administrative Agents and the Collateral Agent.

                       44. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

                       45. This Amendment shall become effective on the date (the "First Amendment Effective Date") on which (i) each Collateral Grantor, the Administrative Agents and the Collateral Agent shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of telecopier) the same to the Collateral Agent, (ii) the Restatement Effective Date under, and as defined in, the 5-year Credit Agreement occurs and (iii) the Effective Date under, and as defined in, the 364-Day Credit Agreement occurs.

                       46. From and after the First Amendment Effective Date, all references in the Master Collateral Agreement and each of the Credit Documents to the Master Collateral Agreement shall be deemed to be references to the Master Collateral Agreement as amended hereby.

                       IN WITNESS WHEREOF,  each of  the parties  hereto
             has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.


                                          Collateral Grantors:


                                          THE PROMUS COMPANIES INCORPORATED


                                          By /s/ Rebecca W. Ballou
                                            -------------------------------
                                             Title:  Assistant Secretary


                                          EMBASSY SUITES, INC.


                                          By /s/ Rebecca W. Ballou
                                            -------------------------------
                                             Title:  Assistant Secretary


                                          HARRAH'S


                                          By /s/ Rebecca W. Ballou
                                            -------------------------------
                                             Title:  Authorized Signatory




                                          HARRAH'S CLUB


                                          By /s/ Rebecca W. Ballou
                                            -------------------------------
                                             Title: Authorized Signatory

                                          HARRAH'S RENO HOLDING
                                            COMPANY, INC.


                                          By /s/ Rebecca W. Ballou
                                            ------------------------------
                                            Title: Authorized Signatory



                                          HARRAH'S LAS VEGAS, INC.


                                          By /s/ Rebecca W. Ballou
                                            -------------------------------
                                             Title: Authorized Signatory



                                          HARRAH'S LAUGHLIN, INC.


                                          By /s/ Rebecca W. Ballou
                                            -------------------------------
                                             Title: Authorized Signatory



                                          MARINA ASSOCIATES,
                                            a New Jersey partnership


                                          By HARRAH'S NEW JERSEY, INC.,
                                             a New Jersey corporation, a
                                             General Partner


                                             By /s/ Rebecca Ballou
                                               ----------------------------
                                                Title: Authorized Signatory

                                          By HARRAH'S ATLANTIC CITY, INC.,
                                             a New Jersey corporation, a
                                             General Partner


                                             By /s/ Rebecca W. Ballou
                                               ----------------------------
                                                Title: Authorized Signatory



                                          HARRAH'S ATLANTIC CITY, INC.


                                          By /s/ Rebecca W. Ballou
                                            -------------------------------
                                              Title: Authorized Signatory


                                          HARRAH'S NEW JERSEY, INC.


                                          By /s/ Rebecca W. Ballou
                                            -------------------------------
                                             Title: Authorized Signatory


                                          Administrative Agent:
                                          --------------------

                                          BANKERS TRUST COMPANY


                                          By /s/ Mary Kay Coyle
                                            -------------------------------
                                             Title: Vice President


                                          Collateral Agent:
                                          ----------------

                                          BANKERS TRUST COMPANY


                                          By /s/ Mary Kay Coyle
                                            -------------------------------
                                             Title: Vice President